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                                                                  EXHIBIT 23.5

                          CONSENT OF KIRK B. WORTMAN

   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Kirk B. Wortman
                                          -----------------------------------
                                             Kirk B. Wortman

May 29, 1997